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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 27, 2003

                             DELTA AIR LINES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                        1-5424               58-0218548
----------------------------           ------------         ------------------
(State or other jurisdiction           (Commission            (IRS Employer
     of incorporation)                 File Number)         Identification No.)

                  P.O. Box 20706, Atlanta, Georgia 30320-6001
                  -------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (404) 715-2600

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

Extension of Debt Exchange Offer

On August 28, 2003, Delta Air Lines, Inc. ("Delta") issued a press release announcing the extension, until 5 p.m., New York City time, on September 4, 2003, of its offer to qualified institutional buyers to exchange its 10% Senior Notes due 2008 for Delta's 6.65% Medium-Term Notes, Series C due 2004, and 7.70% Senior Notes due 2005. The press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)   EXHIBITS

         Exhibit 99.1 Press Release dated August 28, 2003, titled "Delta Air Lines Extends Exchange Offer for 6.65 percent Notes due 2004 and 7.70 percent Notes due 2005".


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    DELTA AIR LINES, INC.




                               BY:  /s/ James M. Whitehurst
                                    -----------------------------------------
                                    James M. Whitehurst
                                    Senior Vice President - Finance, Treasury
                                    and Business Development

Date:    August 28, 2003


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                                 EXHIBIT INDEX

Exhibit Number                      Description

         Exhibit 99.1 Press Release dated August 28, 2003, titled "Delta Air Lines Extends Exchange Offer for 6.65 percent Notes due 2004 and 7.70 percent Notes due 2005".


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